UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 W. Hill Street, Suite 400,

Chicago, Illinois

(Address of Principal Executive Offices)

60610

(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 29, 2024, Verano Holdings Corp., a British Columbia corporation (the “Company”) and The Cannabist Company Holdings Inc., a British Columbia corporation (“Cannabist”), issued a press release regarding the Company, Cannabist and the other parties party thereto, entering into the following agreements: (a) an equity purchase agreement by and among (i) the Company, (ii) Verano Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (the “VA Buyer”), (iii) Columbia Care Eastern Virginia LLC, a Virginia limited liability company (“Columbia Care Virginia”), (iv) each of CC VA Holdco LLC, a Delaware limited liability company (“CC VA”), Adam Goers, David Hallock, Calvin Butts, David Creecy, Basil Gooden, Marissa Levine, Tim Musselman, Terron Sims, Lisa Smith and John Boland (collectively, the “VA Members”), and (v) Cannabist, pursuant to which VA Buyer is acquiring all of the issued and outstanding equity interests of Columbia Care Virginia from the VA Members; (b) an equity purchase agreement by and among (i) Verano Arizona, LLC, an Arizona limited liability company (“AZ Buyer”), (ii) Salubrious Wellness Clinic, Inc., an Arizona corporation (“SWC”), (iii) Columbia Care - Arizona, Tempe, L.L.C., an Arizona limited liability company (“CC AT”), (iv) Thomas Allison (together with CC AT, the “AZ I Members”), (v) Cannabist and (vi) solely for purposes of Sections 2.4(d) and 6.2(e), CC VA, pursuant to which AZ Buyer is acquiring all of the issued and outstanding equity interests of SWC from the AZ I Members; and (c) an equity purchase agreement by and among (i) the AZ Buyer, (ii) 203 Organix L.L.C., an Arizona limited liability company (“Organix”), (iii) Columbia Care-Arizona, Prescott, L.L.C., an Arizona limited liability company (the “AZ II Member”), (iv) Cannabist and (v) solely for purposes of Sections 2.4(d) and 6.2(e), CC VA, pursuant to which AZ Buyer is acquiring all of the issued and outstanding equity interests of Organix from the AZ II Member.

A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: July 29, 2024	By:	/s/ Brett Summerer
	Name:	Brett Summerer
	Title:	Chief Financial Officer